Exhibit 10.13
Endra, Inc.

SUBSCRIPTION AGREEMENT

As of December 19, 2014

Endra, Inc.
35 Research Drive
Ann Arbor, MI 48103
Attention: Michael Thornton, President

1.     Subscription.

(a)           The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Endra, Inc., a Delaware corporation (the “Company”), the number of shares of the Company’s common stock, par value $0.0001 per share (“Shares”), at the price and for the aggregate consideration set forth on the signature page hereto, together with warrants to purchase that number of Shares, and for the purchase price, set forth on the signature page hereto (each a “Warrant” and collectively, the “Warrants”). A form of Warrant is attached hereto as Exhibit A. The Subscriber acknowledges that this Subscription Agreement is subject to acceptance by the Company, in whole or in part. The Subscriber agrees that if this Subscription Agreement is not accepted in full, any funds related to the portion of this Subscription Agreement not accepted will be returned to the undersigned, without interest.

2. Subscriber Representations, Warranties and Agreements. By executing this Subscription Agreement, the Subscriber represents, warrants and covenants (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is contracting hereunder) to the Company (and acknowledges that the Company is relying thereon) that:

(a) it is authorized to consummate the purchase of the Shares and Warrants (together, the “Securities”);
(b) it understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws at the time of issuance, and that the offer and sale of Securities is being made in reliance on a private placement exemption available under Section 4(2) of the Securities Act, and Rule 506 of Regulation D under the Securities Act (“Regulation D”) to accredited investors (“Accredited Investors”), as defined in Rule 501(a) of Regulation D;
(c) it has reviewed copies of any documents considered by it to be important in making an investment decision whether to purchase the Securities. In addition, it has had access to such additional information, if any, concerning the Company as it has considered necessary in connection with its investment decision to acquire the Securities, and it acknowledges that it has been offered the opportunity to ask questions and receive answers from management of the Company concerning the terms and conditions of the offering of the Securities, and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in any documents provided to it;

(d) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and is able to bear the economic risks of, and withstand the complete loss of, such investment;
(e) it is an Accredited Investor acquiring the Securities for its own account or, if the Securities are to be purchased for one or more accounts (“Investor Accounts”) with respect to whom it is exercising sole investment discretion, each such Investor Account is an Accredited Investor on a like basis. In each case, the undersigned has completed the Accredited Investor Status section of the Subscriber’s signature page hereto, indicating which category of Rule 501(a) qualifies as the Subscriber as an Accredited Investor;
(f) it is not acquiring the Securities with a view to any resale, distribution or other disposition of the Securities in violation of federal or applicable state securities laws, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the U.S. or to U.S. persons; provided, however, that the holder may sell or otherwise dispose of any of the Securities pursuant to registration thereof under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements;
(g) in the case of the purchase by the Subscriber of the Securities as agent or trustee for any other person, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;
(h) it is not purchasing the Securities as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(i) neither the Subscriber nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers (collectively with the Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Securities by the Subscriber will not subject the Corporation to any Disqualification Event;
(j) it understands that the Securities are “restricted securities” as defined in Rule 144(a)(3) under the Securities Act, and agrees that if it decides to offer, sell or otherwise transfer the Securities, such Securities may be offered, sold or otherwise transferred only (A) to the Company, (B) outside of the United States in accordance with Rule 904 of Regulation S under the Securities Act, (C) within the United States or to or for the account or benefit of a United States person in accordance with an exemption from the registration requirements of the Securities Act and all applicable state securities laws, (D) in a transaction that does not require registration under the Securities Act or any applicable U.S. state securities laws or (E) pursuant to an effective registration statement under the Securities Act, and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdiction; provided, however, that with respect to sales or transfers under clauses (C) or (D), only if the holder has furnished to the Company a written opinion of counsel, reasonably satisfactory to the Company, prior to such sale or transfer;
(k) it has been independently advised as to the applicable holding period and resale restrictions with respect to trading imposed in respect of the Securities, by securities legislation in the jurisdiction in which it resides or to which it is otherwise subject, and confirms that no representation has been made respecting the applicable holding periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the undersigned may not be able to resell the Securities except in accordance with applicable securities legislation and regulations;

(l) no person has made to the Subscriber any written or oral representations:
(i) that any person will resell or repurchase any of the Securities;
(ii) that any person will refund the purchase price of the Securities; or
(iii) as to the future price or value of any of the Securities;
(m) it understands and acknowledges that certificates representing the Securities shall bear the following legend:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY, THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE U.S. IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN THE CASE OF (C) AND (D), THE SELLER FURNISHES TO THE COMPANY A WRITTEN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.”
(n) it consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein;
(o) the office or other address of the undersigned at which the undersigned received and accepted the offer to purchase the Securities is the address listed on the Subscriber’s signature page, attached hereto;
(p) if required by applicable securities laws, regulations, rule or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file, within the approved time periods, all documentation as may be required thereunder, and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Securities;
(q) this subscription agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and
(r) it is not an affiliate (as defined in Rule 144 under the Securities Act) of the Company and is not acting on behalf of an affiliate of the Company.

3. Representations, Warranties and Covenants of the Company. As a material inducement of Subscriber to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to Subscriber, as of the date hereof, as follows:

(a)           Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it, and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company. “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (A) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States, (B) any change, event, state of facts or development generally affecting the industry in which the Company operates, (C) any change, event, state of facts or development arising from or relating to compliance with the terms of this Subscription Agreement, (D) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions, (E) changes in laws or generally accepted accounting principles (“GAAP”) after date hereof or in interpretations thereof, or (F) any matter disclosed in this Subscription Agreement (including the schedules hereto);

(b)           Authority. The Board of Directors of the Company has duly authorized the execution, delivery and performance of this Subscription Agreement by the Company, and the consummation of the transactions contemplated hereby. This Subscription Agreement has been (or upon delivery will be) duly executed by the Company when delivered in accordance with the terms hereof, and will constitute, assuming due authorization and execution and delivery by each of the parties thereto, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Shares, when issued, will be validly issued, fully-paid and non-assessable;

(c)           No Conflict. The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company. This Subscription Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally);

(d)           Capitalization. A capitalization table setting forth the authorized and outstanding capital stock of the Company as of the date hereof is attached as Schedule 3(d). All of such outstanding shares have been validly issued and are fully paid and non-assessable. As of the date hereof, except as disclosed in Schedule 3(d), and except for Securities issued pursuant to this Subscription Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) except as disclosed in Schedule 3(d), there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Act, (iii) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance the Securities;

(e)           Financial Statements. Attached as Schedule 3(e) is a copy of the latest balance sheet of the Company (the “Balance Sheet”). The Balance Sheet has been prepared in accordance with GAAP, applied on a consistent basis during the periods involved (except as may be otherwise indicated in such Balance Sheet), and fairly presents, in all material respects, the financial position of the Company as of the date thereof; and

(f)           Intellectual Property. The Company has rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights as necessary or required for use in connection with their respective businesses as listed on Schedule 3(f), and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Subscription Agreement. The Company has not received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.           Conditions to Closing.

                            (a)            The Company’s obligation to issue and sell the Securities to Subscribers is subject to the fulfillment (or waiver by the Company) of the following conditions:

(i)          Representations and Warranties. The representations and warranties made by Subscribers in this Subscription Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects upon issuance of the Securities;

(ii)           Suitability Questionnaire. All Subscribers shall have completed and delivered to the Company the Accredited Investor section of the Subscriber’s signature page attached hereto; and

 (iii)           Approval of Subscribers. The Company, in its reasonable discretion, shall have approved the participation and amount of participation of any Subscribers who are either individuals that are non-United States citizens or are entities domiciled in any jurisdiction other than the United States.

(b)            Each Subscriber’s obligation to purchase the Securities is subject to the fulfillment (or waiver by such Subscriber) of the following conditions:

 (i)           Representations and Warranties. The representations and warranties made by the Company in this Subscription Agreement shall be true and correct when made, and shall be true and correct in all material respects upon issuance of the Securities; and

 (ii)           Compliance with Securities Laws. The Company shall have obtained all permits and qualifications required under federal and/or state law and/or foreign law for the offer and sale of the Securities, or shall have the availability of exemptions therefrom. Upon sale of the Securities, the Company shall file a Form D with the United States Securities and Exchange Commission in a timely manner as well as any “blue sky” filings required by the states in which Subscribers are located.

5.           Legends. Subscriber understands and agrees that the Company will cause any necessary restrictive legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

6.           General Provisions.

(a)           Confidentiality. Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this Subscription Agreement, or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by Subscriber; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, assignees or transferees and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

(b)           Successors. The covenants, representations and warranties contained in this Subscription Agreement shall be binding on Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company. The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

(c)           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d)           Execution by Facsimile. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e)           Governing Law and Jurisdiction. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO. THE PARTIES HERETO EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND/OR THE OFFERING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, AND ACCORDINGLY, THE PARTIES EACH IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT. Each of Subscriber and Company hereby irrevocably waive and agree not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and brought in any such court, any claim that Subscriber or the Company is not subject personally to the jurisdiction of the above named courts, that Subscriber’s or the Company’s property, as applicable, is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f)           Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)           if to the Company:

Endra, Inc.
35 Research Drive
Ann Arbor, MI 48103
Attention: Michael Thornton
Tel: (617) 398-7618

(ii)          if to Subscriber to the address set forth next to its name on the signature page hereto.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the date first written above.

Endra, Inc.

By:
Name:
Title:

[SUBSCRIBER SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED $_____________________________
NUMBER OF SHARES AT $0.13/SHARE: _________________________________
NUMBER OF WARRANTS: _________________________________
EXERCISE PRICE OF WARRANTS: ___$0.13_________________
NAME IN WHICH SHARES AND WARRANT SHOULD BE ISSUED:

AMOUNT INVESTED TO BE SENT VIA:      □ Check (enclosed)         □ Wire

AGREED AND SUBSCRIBED This __ day of _______________, 2014 By:_________________________________ Name: Title (if any):	AGREED AND SUBSCRIBED SIGNATURE OF JOINT SUBSCRIBER (if any) This __ day of _______________, 2014 By:_________________________________ Name: Title (if any):
__________________________________ Subscriber Name (Typed or Printed)	__________________________________ Additional Subscriber Name (Typed or Printed)

Address Information

For individual subscribers this address should be Subscriber’s primary legal residence. For entities other than individual subscribers, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right.

_________________________________ Legal Address	_________________________________ Legal Address
_________________________________ City, State, and Zip Code	_________________________________ City, State, and Zip Code
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #

Alternate Address Information (if applicable)

_________________________________ Alternate Address for Correspondence	_________________________________ Alternate Address for Correspondence
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Telephone	_________________________________ Telephone
_________________________________ Facsimile	_________________________________ Facsimile
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #

Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor”, as defined in Rule 501(a) under the Securities Act, by virtue of satisfying one or more of the categories indicated below (please write your initials on the line next to each applicable category):

☐	Category 1.

A bank, as defined in section 3(a)(2) of the Securities Act.

A savings and loan association or other institution, as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

An insurance company as defined in section 2(a)(13) of the Securities Act.

An investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

A Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	Category 2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.
☐	Category 3.
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

☐	Category 4.	A director or executive officer of the Corporation.
☐	Category 5.
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000, excluding the value of the person’s primary residence, if any.

☐	Category 6.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Category 7.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

☐	Category 8.	An entity in which each of the equity owners is an accredited investor.

Schedule 3(d)

Endra, Inc. Capitalization Table – Pro Forma (unaudited)

Schedule 3(e)

Endra, Inc.
Balance Sheet as of December 31, 2013 (unaudited)

Schedule 3(f)

Intellectual Property